EXHIBIT 10.7

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 27th day of January, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), and Cole Taylor Bank, an Illinois corporation (“Cole Taylor”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Cole Taylor (the “Purchase Agreement”) as modified or supplemented by this Agreement.  Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.            Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.            Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.            Cole Taylor hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and Cole Taylor as of the date hereof that:

                      (a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to Cole Taylor with respect to the Purchase Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and Cole Taylor that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and Cole Taylor that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.            Cole Taylor warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Cole Taylor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)            Cole Taylor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Cole Taylor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Cole Taylor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Cole Taylor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cole Taylor or its property is subject.  The execution, delivery and performance by Cole Taylor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Cole Taylor.  This Agreement has been duly executed and delivered by Cole Taylor and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Cole Taylor enforceable against Cole Taylor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Cole Taylor in connection with the execution, delivery or performance by Cole Taylor of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Cole Taylor Representations and Warranties

8.            Pursuant to Section 32(d) of the Purchase Agreement, Cole Taylor hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

                     In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Cole Taylor to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, Cole Taylor shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Cole Taylor had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.           (a)            Controlling Holder Rights.  Cole Taylor agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights (and obligations under Section 7.03 in connection with the exercise of such rights) as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)            If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) (and obligations under Section 7.03 in connection with the exercise of such rights) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.           The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

                       (a)         Definitions.

(i)           The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Illinois, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Illinois, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)           The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.           All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)           In the case of Cole Taylor,

Cole Taylor Bank
2350 Green Road, Suite 100
Ann Arbor, MI  48105
Attention:  Phil Miller
Tel: (734) 926-2450
Fax: (734) 926-2404

With a copy to
Cole Taylor Bank
9550 W. Higgins Road
Rosemont, IL 960018
Chicago, IL 60606
Attention: General Counsel
Fax: (847)653-7890

(b)          In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-1

 (c)          In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager -- Sequoia Mortgage Trust 2012-1

(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

13.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or Cole Taylor may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Cole Taylor, respectively, hereunder.

16.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.           The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  Cole Taylor hereby consents to such exercise and enforcement.

19.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.           Master Servicer.  Cole Taylor hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Cole Taylor hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Cole Taylor shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #8386630, Sequoia Mortgage Trust 2012-1 Distribution Account

21.           Cole Taylor acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Notwithstanding Section 10 of the Purchase Agreement, Cole Taylor shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.           Rule 17g-5 Compliance.  Cole Taylor hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such electronic mail.  The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Cole Taylor in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  Cole Taylor shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Cole Taylor, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Cole Taylor or (ii) such Rating Agency’s or NRSRO’s evaluation of Cole Taylor’s operations in general; provided, however, that Cole Taylor shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

COLE TAYLOR BANK

By:	/s/ William A. Newman
Name:	William A. Newman
Title:	EVP

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			1008808	2	1650001624	6008684	1	1	0	9
2	1000383	0.002500			1008808	2	1650001511	6010270	1	1	0	9
3	1000383	0.002500			1008808	1	1650001458	6010180	1	1	0	9
4	1000383	0.002500			1008808	2	1650001762	8000383	1	1	0	9

KEY	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien
1						1	4	0				0.00
2						1	0	0				0.00
3						1	4	0				0.00
4						1	0	0				0.00

KEY	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due
1	20110928	486500.00	0.051250	360	360	20111101	1	0	0		482622.58	0.051250	2648.93
2	20111012	875000.00	0.048750	360	360	20111201	1	0	0		872843.87	0.048750	4630.57
3	20111017	1290000.00	0.038750	180	180	20111201	1	0	0		1279391.41	0.038750	9461.37
4	20111025	758000.00	0.051250	360	360	20111201	1	0	0		756216.36	0.051250	4127.21

KEY	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1	20120101	0	0
2	20120101	0	0
3	20120101	0	0
4	20120101	0	0

KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1												0
2												0
3												0
4												0

KEY	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used
1				0		218	2		0		12	11	18.6	1
2				0		336	1		1		24		24	1
3				0		36	2		1		6.2		6	1
4				0		339	1		1		10.5		0.01	1

KEY	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method
1								765
2								796
3								788
4								761

KEY	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income
1						000000000000			6390	8637	0	0	15027	15027
2						000000000000			8200		7170		8200	15370
3						000000000000			19590	53994	-716.67	0	73584	72867.33
4						000000000000			15403	9349	-61	0	24752	24691

KEY	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	1	5		3		4		168753.5	3098.42	0.3824680			0
2	1	5		3		4		69421.21	1048.11	0.3694650			0
3	1	5		3		4		812087.03	10426.67	0.2729350			0
4	1	5		3		3		74009.3	3253.08	0.2989060

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	Birmingham	MI	48009	1	1		695000.00	3	20110805
2	Mill Valley	CA	94941	1	1		2507000.00	3	20110923
3	Dana Point	CA	92629	7	1		1950000.00	3	20110919
4	Magnolia	TX	77355	7	1		1100000.00	3	20111007

KEY	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)
1				0.700000	0.700000	0	0	0
2				0.349023	0.349023	0	0	0
3				0.661538	0.661538	0	0	0
4				0.689091	0.689091	0	0	0

KEY	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4

KEY	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1		12	11		20411001	6,390.00			8,637.00			Full	2 years	2 Months
2		15			20411101	8,200.00						Full	2 years	2 Months
3		25	25.6		20261101	19,590.00			53,994.00			Full	2 years	2 Months
4		20	10.4		20411101	15,403.00			9,349.00			Full	2 years	1 Month

Loan Number	Redwood Loan Number	DD Loan Number
7116767018	2000000027	600119300
22-462910-1	3000000262	600131437
22-463008-3	3000000283	600132623
22-462990-3	3000000288	600132694
22-464097-5	3000000348	600135657
22-464063-7	3000000385	600137326
22-464627-9	3000000435	600138718
7118457022	2000000343	600145303
22-465060-2	3000000449	600145933
22-467514-6	3000000463	600147089
22-466744-0	3000000466	600147090
22-467563-3	3000000468	600147103
22-464586-7	3000000480	600149571
22-455619-7	841000001	600151591
7119654767	2000000473	600152229
22-468033-6	3000000501	600152540
22-469026-9	3000000508	600153553
22-114222-3	3000000562	600153559
22-469217-4	3000000526	600153743
22-114166-2	856000001	600153745
22-469207-5	3000000529	600153771
22-469378-4	3000000552	600153773
22-114221-5	3000000551	600153865
22-468338-9	3000000531	600154267
22-468554-1	3000000557	600154268
7120359166	2000000504	600254724
22-469668-8	3000000613	600254752
2027601803	1050000663	600254765
2131700638	1050000773	600254766
3006612518	1050000809	600254767
7120816173	2000000641	600255648
2083600913	1050000790	600256922
12-466802-6	868000029	600256932
12-468233-2	868000025	600256933
12-469810-6	868000013	600256934
12-465265-7	868000027	600256935
12-467534-4	868000030	600256936
12-465953-8	868000035	600256937
12-465358-0	868000016	600256938
12-466268-0	868000012	600256939
12-467762-1	868000014	600256940
12-464298-9	868000034	600256941
12-470021-7	868000031	600256944
12-465028-9	868000003	600256945
12-466422-3	868000011	600256946
22-469782-7	3000000651	600257274
22-469969-0	3000000640	600257359
22-469894-0	3000000673	600257361
2027601961	1050000786	600257399
22-470155-3	3000000668	600257430
22-470308-8	3000000718	600257433
22-470334-4	3000000726	600258499
12-463921-7	869000001	600259099
12-465545-2	869000006	600259100
12-466142-7	869000008	600259101
12-467476-8	869000010	600259102
22-470436-7	3000000779	600259171
22-468197-9	3000000795	600259803
22-469869-2	3000000802	600259804
2153601079	1050000781	600259809
20631100115	1050000821	600259810
3006612846	1050000861	600259811
2198600319	1050000888	600259812
7120289157	2000000581	600259820
7120918300	2000000678	600259823
7121082353	2000000806	600259826
7120766279	2000000675	600259890
7120605030	2000000834	600259892
2051601528	1050000892	600259904
2135601691	1050000900	600259905
22-470302-1	3000000720	600259927
22-470038-1	3000000845	600259929
22-470852-5	3000000846	600260164
12-465498-4	882000002	600260170
12-465549-4	882000003	600260171
2073603307	1050000808	600260334
22-470853-3	3000000847	600260364
2001708071	1050000810	600260369
222782	1000000886	600260447
2003602264	1050000836	600261156
2141600122	1050000911	600261158
2073603486	1050000903	600261325
7000603545	1050000940	600261326
2244701095	1050000947	600261327
2001707282	1050000882	600262314
2001707491	1050000893	600262315
7120686444	2000000804	600262678
7121251800	2000000874	600262679
1075123	1300000942	600262686
2198600334	1050000904	600262875
225304	1000000897	600263028
225746	1000000964	600263029
2027602080	1050000941	600263073
5040351321	2000000627	600263174
5040350877	2000000654	600263175
7121006428	2000000817	600263176
7120768283	2000000867	600263180
7121571579	2000000912	600263182
7120681791	2000000956	600263183
2135601557	1050001057	600263184
12-470023-3	3000000851	600263185
12-469559-9	3000000913	600263186
3721600135	1050001011	600263203
12-471694-0	3000000920	600263204
2123700490	1050000924	600263298
2198600346	1050000905	600263314
2088700361	1050000970	600263315
3612601111	1050001001	600263316
2088700451	1050001044	600263317
2027602115	1050001036	600263328
225401	1000000969	600263717
22-114256-1	3000000936	600263718
2027602067	1050000922	600263731
3726600027	1050001026	600264081
2036605744	1050000977	600264901
3624700942	1050001035	600264902
3092605524	1050001070	600264903
226182	1000000926	600264904
7119965072	2000000875	600264906
7121085000	2000000918	600264922
7121754175	2000000958	600264923
2028606980	1050000992	600264924
3627601196	1050001004	600264925
2036605817	1050000967	600264927
3650602060	1050000982	600264928
2001708537	1050000994	600264935
2051601611	1050000986	600264937
3602601382	1050000989	600264938
3006613221	1050001007	600264939
2001708593	1050001058	600264940
223089	1000001043	600265106
1042394	1300000953	600265107
1077215	1300000980	600265108
2168600339	1050001065	600265186
3726600244	1050001169	600265187
1073668	1300000978	600266249
225955	1000001033	600266303
201316	1000001034	600266304
7121666429	2000000968	600266324
7121902899	2000000984	600266325
7121903640	2000000985	600266326
7121723493	2000000990	600266327
7121909985	2000001013	600266328
2204600190	1050000975	600266583
2161601739	1050001101	600266584
12-472676-6	3000001003	600266585
2027602053	1050000944	600266838
1083602358	1050001023	600266839
2253600055	1050001045	600266840
6005600186	1050001249	600266842
2125602741	1050001099	600266843
12-473036-2	3000001030	600266852
12-473037-0	3000001031	600266853
12-470428-4	3000001124	600266854
2238600275	1050000963	600266855
20171100351	1050001040	600266856
2027602127	1050001086	600266857
2238600305	1050001100	600266858
3670600488	1050001111	600266859
6014600293	1050001157	600266860
3707602678	1050001067	600267299
3602601402	1050001098	600267300
2154601123	1050001110	600267301
3726600119	1050001167	600267302
2036605864	1050001019	600267837
2027602116	1050001066	600267838
3726600200	1050001168	600267839
2198600379	1050001194	600267840
12-473133-7	3000001053	600267841
12-473070-1	3000001060	600267842
12-473229-3	3000001062	600267843
12-467840-5	3000001130	600267844
12-469097-0	3000001131	600267845
12-470377-3	3000001132	600267846
12-470769-1	3000001133	600267847
12-470908-5	3000001135	600267849
12-470975-4	3000001136	600267850
12-471292-3	3000001137	600267851
12-471308-7	3000001138	600267852
12-471508-2	3000001139	600267853
12-471662-7	3000001140	600267854
12-471696-5	3000001141	600267855
12-471764-1	3000001142	600267856
12-472005-8	3000001143	600267857
12-472143-7	3000001144	600267858
22-472359-9	3000001146	600267859
2028607129	1050001087	600267873
2273600002	1050001090	600267874
12-472298-9	3000001072	600267912
12-473194-9	3000001073	600267913
12-473134-5	3000001038	600268949
12-473145-1	3000001082	600268951
12-473457-0	3000001097	600268952
2177600280	1050001063	600269262
2154601108	1050001094	600269263
3726600150	1050001128	600269265
3705600434	1050001195	600269267
7120850032	2000000792	600269287
7121668326	2000000993	600269288
7121966142	2000001014	600269289
7121753466	2000001022	600269290
7120524207	2000001096	600269291
7121575273	2000001108	600269292
7121919133	2000001162	600269293
12-472243-5	3000001145	600269294
2097600762	1050001010	600269320
3602601390	1050001079	600269321
2248600040	1050001112	600271908
3006613329	1050001118	600271909
22-473628-6	3000001116	600271910
12-471695-7	3000001348	600271911
12-471420-0	3000001349	600271912
1076716	1300001077	600273390
1076082	1300001181	600273391
1077462	1300001182	600273392
12-473518-9	3000001105	600273415
5050454775	2000000948	600274056
7121336809	2000000983	600274057
7121832930	2000001041	600274058
7122307155	2000001184	600274059
001082241	1300001270	600274213
7122239028	2000001152	600274214
7122256725	2000001183	600274215
7121722271	2000000991	600274216
3052602876	1050001187	600274218
12-473276-4	3000001176	600274219
12-473927-2	3000001177	600274220
3651604471	1050001222	600274999
2046605421	1050001275	600275000
20631100547	1050001307	600275001
6005600286	1050001338	600275002
7121657733	2000001075	600275003
12-474046-0	3000001236	600275005
12-114255-3	3000001677	600275006
12-465477-8	909000126	600275153
12-460880-8	909000134	600275154
12-466127-8	909000135	600275155
2210600429	1050001089	600275166
12-474206-0	3000001243	600275167
12-473983-5	3000001342	600275168
2105600365	1050001571	600275921
7121753607	2000000972	600275922
7122334985	2000001267	600275923
7122451052	2000001515	600275924
3706601428	1050001758	600276858
12-474188-0	3000001238	600276859
7121674803	2000001403	600276860
7122076396	2000001088	600277197
12-473362-2	3000001197	600277199
12-474281-3	3000001214	600277200
12-473732-6	3000001347	600277201
3643602404	1050001155	600277202
001070685	1300001012	600277203
001080934	1300001174	600277204
20321100005	1050001115	600277259
2039604549	1050001189	600277261
12-474234-2	3000001213	600277263
12-474538-6	3000001276	600277264
12-473776-3	3000001289	600277265
12-474536-0	3000001345	600277266
7122331841	2000001190	600277267
7122356434	2000001271	600277268
6014600088	1050001092	600277278
2218601128	1050001227	600277280
2198600438	1050001274	600277281
22-462687-5	814000005	600277282
22-463392-1	814000006	600277283
12-465022-2	868000001	600277284
12-466794-5	868000002	600277285
12-466540-2	868000004	600277286
12-466115-3	868000006	600277287
12-466311-8	868000007	600277288
12-466681-4	868000008	600277289
12-465277-2	868000009	600277290
12-465945-4	868000010	600277291
12-469251-3	868000015	600277292
12-465189-9	868000017	600277293
12-470449-0	868000018	600277294
12-465950-4	868000019	600277295
12-465680-7	868000020	600277296
12-468883-4	868000021	600277297
12-465802-7	868000022	600277298
12-466809-1	868000023	600277299
12-467125-1	868000024	600277300
12-468482-5	868000026	600277301
12-466745-7	868000028	600277302
12-465834-0	868000032	600277303
12-470164-5	868000033	600277304
12-465114-7	869000004	600277306
12-465290-5	869000005	600277307
12-465777-1	869000007	600277308
12-466146-8	869000009	600277309
12-468707-5	869000011	600277310
12-473040-4	3000001016	600277327
12-473069-3	3000001231	600277328
12-474309-2	3000001240	600277329
2030601875	1050001256	600277332
6008684	1650001624	600277333
3052602909	1050001340	600277452
001080213	1300001120	600277619
12-474396-9	3000001248	600277620
12-474615-2	3000001304	600277621
12-474625-1	3000001305	600277622
12-474793-7	3000001326	600277623
12-474356-3	3000001344	600277624
12-474454-6	3000001355	600277625
12-472651-9	3000001160	600277745
12-470920-0	3000001334	600277746
2108600297	1050001284	600278836
6005600235	1050001621	600278838
001081295	1300001221	600278839
001082302	1300001380	600278841
001081489	1300001314	600278842
212044	1000001574	600279167
3602601352	1050001117	600279168
6005600275	1050001253	600279169
12-474927-1	3000001357	600279194
2027602195	1050001777	600279195
2154601170	1050001229	600279196
224051	1000001642	600279199
7120444828	2000001588	600279200
21871100062	1050001254	600279333
3602601464	1050001433	600279335
12-474100-5	3000001346	600279336
12-474767-1	3000001356	600279337
7122405942	2000001299	600279339
2051601642	1050001512	600280458
2001708341	1050001179	600280460
12-473903-3	3000001255	600280494
12-474999-0	3000001367	600280495
6010270	1650001511	600280496
12-473930-6	3000001233	600280931
12-474252-4	3000001239	600280932
12-474783-8	3000001325	600281543
12-474762-2	3000001405	600281544
12-475316-6	3000001507	600281545
22-114276-9	3000001278	600282102
12-475084-0	3000001408	600282103
12-475126-9	3000001454	600282104
21491100132	1050001317	600282789
7122627289	2000001568	600282791
12-475079-0	3000001407	600282792
12-475220-0	3000001455	600282793
12-475255-6	3000001464	600282794
12-475267-1	3000001465	600282795
12-473750-8	3000001418	600282796
001080666	1300001516	600282797
001081407	1300001211	600283120
001085417	1300001580	600283121
12-475097-2	3000001578	600283122
6010180	1650001458	600284125
231027	1000001250	600284520
2058601997	1050001815	600284526
12-472155-1	3000001595	600284527
12-474022-1	3000001235	600284528
12-472777-2	3000002004	600285029
5040436072	2000001351	600285216
7122705481	2000001610	600285217
7122969368	2000001788	600285218
231043	1000001251	600285219
7122780740	2000001611	600285524
7122619625	2000001439	600286773
001078858	1300001283	600286774
12-474638-4	3000001627	600287923
8000383	1650001762	600288023
2045701120	1050001750	600288086
12-475406-5	3000001643	600289593
12-475004-8	3000001655	600289867
22-471347-5	978000001	600295295
22-470986-1	978000002	600295296
22-470751-9	978000003	600295297
22-471274-1	978000005	600295299
22-471474-7	978000009	600295303
22-473895-1	978000012	600295306
22-474402-5	978000014	600295308
22-472531-3	978000017	600295311
22-473538-7	978000018	600295312
22-474143-5	978000024	600295318
22-473670-8	978000027	600295321
22-473623-7	978000030	600295324
22-473889-4	978000031	600295325
22-473945-4	978000033	600295327
22-474353-0	978000034	600295328
22-472722-8	978000035	600295329
22-474077-5	978000036	600295330
22-474750-7	978000037	600295331
22-472504-0	978000039	600295333
22-473084-2	978000040	600295334
22-473598-1	978000042	600295336
22-473019-8	978000043	600295337
22-471526-4	978000046	600295340
22-473594-0	978000047	600295341
22-472802-8	978000048	600295342
22-472513-1	978000049	600295343
22-471784-9	978000050	600295344
22-470404-5	978000051	600295345
22-468312-4	978000053	600295347
22-472911-7	978000054	600295348
22-473860-5	978000055	600295349
22-473556-9	978000058	600295352
22-471999-3	978000059	600295353
22-472313-6	978000061	600295355
22-473141-0	978000063	600295357
22-473230-1	978000065	600295359
22-471634-6	978000082	600295376
503279849	1150001401	Clayton. No loanid
503294792	1150001498	Clayton. No loanid
503260869	1150001373	Clayton. No loanid
503281720	1150001400	Clayton. No loanid
503266350	1150001395	Clayton. No loanid
503283192	1150001371	Clayton. No loanid
503278341	1150001970	Clayton. No loanid
503275972	1150001597	Clayton. No loanid
503272061	1150001383	Clayton. No loanid
503260793	1150001399	Clayton. No loanid
503273065	1150001384	Clayton. No loanid
503234706	1150001372	Clayton. No loanid
503335768	1150001855	Clayton. No loanid
503280657	1150001417	Clayton. No loanid
503276011	1150001374	Clayton. No loanid
503285149	1150001527	Clayton. No loanid
503278520	1150001375	Clayton. No loanid
503257737	1150001378	Clayton. No loanid
503273469	1150001385	Clayton. No loanid
503273037	1150001556	Clayton. No loanid
2011000462	1400001469	Clayton. No loanid
503259752	1150001402	Clayton. No loanid
2011000933	1400001741	Clayton. No loanid
503299399	1150001503	Clayton. No loanid
503273456	1150001387	Clayton. No loanid
503255085	1150001398	Clayton. No loanid
503272937	1150001397	Clayton. No loanid
503251726	1150001694	Clayton. No loanid
503256518	1150001376	Clayton. No loanid
503279494	1150001537	Clayton. No loanid
503279768	1150001632	Clayton. No loanid
503302762	1150001481	Clayton. No loanid
503281800	1150001411	Clayton. No loanid
503253990	1150001517	Clayton. No loanid
503272246	1150001899	Clayton. No loanid
503326005	1150001755	Clayton. No loanid
2011001782	1400001850	Clayton. No loanid
503339764	1150001888	Clayton. No loanid
503325948	1150001768	Clayton. No loanid
503301258	1150001486	Clayton. No loanid
503254794	1150001681	Clayton. No loanid

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.13 to Form 8-K filed by the Issuing Entity on January 26, 2012